UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2008

POPE & TALBOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7852	94-0777139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 S.W. First Avenue, Suite 200 Portland, Oregon	97201
(Address of principal executive offices)	(Zip Code)

(503) 228-9161

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

(a)	Waivers under Company’s Debtor-in-Possession Credit and Security Agreement

On March 28, 2008, the Company and its wholly-owned Canadian subsidiary, Pope & Talbot Ltd., entered into a Thirteenth Waiver to Debtor-in-Possession Credit and Security Agreement (the “Thirteenth Waiver”), dated as of March 28, 2008, with Ableco Finance LLC, Wells Fargo Financial Corporation Canada and the other lenders under the Debtor-in-Possession Credit and Security Agreement (the “DIP Agreement”). On April 4, 2008, the same parties entered into a Fourteenth Waiver to Debtor-in-Possession Credit and Security Agreement (the “Fourteenth Waiver”), dated as of April 4, 2008. Under the Thirteenth Waiver, the lenders waived any default or event of default under Section 8(aa) of the DIP Agreement resulting from the occurrence of a material adverse deviation from the budget during certain prior periods with respect to disbursements for lease payments, other expenditures and cash receipts set forth in the budget, and under the Fourteenth Waiver, the lenders waived any default or event of default under Section 8(aa) of the DIP Agreement resulting from the occurrence of a material adverse deviation from the budget during certain prior periods with respect to lease payments, lumber duties, payroll, payroll taxes and benefits, other items and cash receipts set forth in the budget.

(b)	Amendment under Company’s Debtor-in-Possession Credit and Security Agreement

On April 3, 2008, Pope & Talbot, Inc. (the “Company”) and its wholly-owned Canadian subsidiary, Pope & Talbot Ltd., entered into the Fourth Amendment to Debtor-in-Possession Credit and Security Agreement (the “Fourth Amendment”) with Ableco Finance LLC, Wells Fargo Financial Corporation Canada and the other lenders under the Debtor-in-Possession Credit and Security Agreement (the “DIP Agreement”) in order to extend the final maturity date of the DIP Agreement to April 25, 2008 and update the budget as set forth in the Fourth Amendment.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

4.1	Thirteenth Waiver to Debtor-in-Possession Credit and Security Agreement, dated as of March 28, 2008, among Pope & Talbot, Inc., Pope & Talbot Ltd., Ableco Finance LLC, Wells Fargo Financial Corporation Canada and the other lenders.

4.2	Fourteenth Waiver to Debtor-in-Possession Credit and Security Agreement, dated as of April 4, 2008, among Pope & Talbot, Inc., Pope & Talbot Ltd., Ableco Finance LLC, Wells Fargo Financial Corporation Canada and the other lenders.

4.3	Fourth Amendment to Debtor-in-Possession Credit and Security Agreement, dated as of April 3, 2008, among Pope & Talbot, Inc., Pope & Talbot Ltd., Ableco Finance LLC, Wells Fargo Financial Corporation Canada and the other lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 8, 2008.

POPE & TALBOT, INC.
Registrant

By	/s/ R. Neil Stuart
	Name:	R. Neil Stuart
	Title:	Vice President and Chief Financial Officer